SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: February 23, 2007

PINGCHUAN PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

North Carolina	58-2258912
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

238 Jianxindong Street, Laizhou, Shandong Province, P.R. China
(Address of principal executive offices)	Zip Code

011-86451-8271-3712

(Registrant’s telephone number including area code)

131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China 150000

(Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers

On February 23, 2007 the Board of Directors, which consisted of Yao Qitai, Gao Xichen and Zhang Jundong, elected Wang Zhigang, Wang Zhicheng, Daoqi Jiang, Chi Ming Chan and Sanncy Zeng to serve as members of the Board of Directors.  Messrs. Yao, Gao and Zhang then resigned from their positions as members of the Board of Directors.  The election and resignation were made pursuant to the terms of the Share Exchange Agreement dated January 18, 2007 between Pingchuan Pharmaceutical and the shareholders of Infolink Pacific Limited, pursuant to which Pingchuan Pharmaceutical acquired ownership of Infolink Pacific Limited on January 30, 2007.  Infolink Pacific Limited is a holding company that owns a beneficial interest in 60% of the registered capital of Shandong Zhouyuan Seed and Nursery Co., Ltd. (“Zhouyuan”).

The newly constituted Board of Directors then elected Wang Zhigang to serve as Chairman, Chief Executive Officer, Chief Financial Officer and Secretary of Pingchuan Pharmaceutical.

Information regarding the new members of management follows:

        Director

 Name

Age

Position with the Company

  Since

Wang Zhigang

 44

Chairman, Chief Executive Officer,

        2007

Chief Financial Officer

Wang Zhicheng

 40

Director

        2007

Daoqi Jiang

 64

Director

        2007

Chi Ming Chan

 45

Director

        2007

Sanncy Zeng

 37

Director

        2007

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Wang Zhigang.  Mr. Wang founded Zhouyuan in 2001 and has been employed as its Chairman and General Manager since then.  Mr. Wang was awarded a degree in Agriculture by The Shandong Agriculture University in 1997.  In 1992 he was awarded a degree in Vegetable Protection by The Nanjing Agriculture University.

Wang Zhicheng.   Mr. Wang has been employed by Zhouyuan since 2002, initially as Manager and then as General Manager.  In 1986 Mr. Wang was awarded a degree in Civil Engineering by The Shandong Agriculture Project College.

Daoqi Jiang.  Since 1990 Mr. Daoqi has been the Director of the Information Centre of the Legislative Affairs Office of the State Council for the People’s Republic of China.  From 1978 to 1990 Mr. Daoqi was employed as Senior Engineer and Project Director with responsibility for economic forecasting and District programming for the National Development and Reform Commission.  In 1964 Mr. Daoqi was awarded a B.A. in Mathematics by the Anhui Normal University.

Chi Ming Chan.  Since 2003 Mr. Chan has been employed by China World Trade Corporation (OTC Bulletin Board:  CWTD), initially as General Manager and now as Chief Executive Officer.  China World Trade Corporation is engaged in trade agency and investment consulting for Chinese businesses.  From 2000 to 2001 Mr. Chan was employed as Chief Executive Officer of Asia Information Source Holding Company, which provided online business information.  In 1991 Mr. Chan was awarded a Masters Degree in Law by the University of Lancaster.  In 1987 he was awarded a Masters Degree in Physics by the Chinese University of Hong Kong.

Sanncy Zeng.  Since 2004 Ms. Zeng has been employed as Financial Controller by the General Business Network (Guangzhou) Ltd., which markets value-added telecommunications services.  From 2001 to 2004 Ms. Zeng was employed as Financial Controller by Fenet Roystone Software Co., Ltd. which was involved in information technology and software development.  In 1993 Ms. Zeng was awarded a Bachelors Degree in Economics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGCHUAN PHARMACEUTICAL, INC.

Dated:  February 23, 2007

By: /s/  Wang Zhigang

      Wang Zhigang, Chief Executive Officer

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